Note 29 - Capital base and Capital management	6 Months Ended
Jun. 30, 2020
Capital Base And Capital Management
Information Whether Entity Complied with Any Externally Imposed Capital Requirement

29. Capital base and capital management

The eligible capital instruments and the risk-weighted assets of the Group (phased in) are shown below, calculated in accordance with the applicable regulation, considering the entities in scope required by such regulation, as of June 30, 2020 and December 31, 2019

Capital ratios (phased-in)
	June 2020 (*)	December 2019
Eligible Common Equity Tier 1 capital (millions of Euros) (a)	42,118	43,653
Eligible Additional Tier 1 capital (millions of Euros) (b)	6,067	6,048
Eligible Tier 2 capital (millions of Euros) (c)	9,345	8,304
Risk Weighted Assets (millions of Euros) (d)	362,050	364,448
Common Tier 1 capital ratio (CET 1) (A)=(a)/(d)	11.63%	11.98%
Additional Tier 1 capital ratio (AT 1) (B)=(b)/(d)	1.68%	1.66%
Tier 1 capital ratio (Tier 1) (A)+(B)	13.31%	13.64%
Tier 2 capital ratio (Tier 2) (C)=(c)/(d)	2.58%	2.28%
Total capital ratio (A)+(B)+(C)	15.89%	15.92%

(*) Provisional data

The uncertainty caused by the COVID-19 pandemic has led to a significant fluctuation in asset prices in the financial markets, accompanied by a sharp increase in volatility; the stock exchanges have experienced falls in response to the impact of the crisis on corporate earnings and the increase in risk aversion that has also spread to the debt markets, as well as the evolution of exchange rates. All this has caused a negative impact on the Group's capital ratios until June 30, 2020. However, during the second quarter of the year, the stability of the financial markets, largely motivated by the stimulus measures for the economy announced by the different national and supranational authorities, have partially recovered the shocks produced in asset prices and the volatility has been reduced, which has had a positive contribution in the capital ratios during the last quarter.

In addition, the approval by the European Parliament and the Council of Regulation 2020/873 (known as “CRR Quick Fix”), amending both Regulation 575/2013 (Capital Requirement Regulation (CRR)) and Regulation 2019/876 (Capital Requirement Regulation 2 (CRR2)) has contributed positively to the capital ratios.

As of June 30, 2020, the CET 1 ratio stood at 11.63%, which represents a reduction of 34 basis points compared to December 31, 2019.

The additional Tier 1 capital (AT1) stood at 1.68% at the end of June 2020, remaining at similar levels than previous quarters, while the Tier 2 ratio increased by 30 basis points to 2.58% explained partly by the new Tier 2 instruments issued by the Group during the first half of the year.

As a result, the total capital ratio stood at 15.89%, remaining at a similar level to that of December 2019.

The risk-weighted assets during the first six months of the year, affected by the evolution of exchange rates decreased by approximately €2,400 million.

The breakdown of the leverage ratio as of June 30, 2020 and December 31, 2019, calculated according to CCR, is as follows:

Leverage ratio
	June 2020 (*)	December 2019
Tier 1 (millions of Euros) (a)	48,185	49,701
Exposure to leverage ratio (millions of Euros) (b)	771,590	731,087
Leverage ratio (a)/(b) (percentage)	6.24%	6.80%

(*) Provisional data